STANDARD COMMERCIAL LEASE CONTRACT                               [LA VISTA LOGO]
----------------------------------

            THIS LEASE, made this 7th day of April,  1997, by and between Steven
E. Marcus, first party, (hereinafter called "Landlord"); and American Medical Alert Corp., second party, (hereinafter called "Tenant"); and LaVista Realty Co., Inc., third party, (hereinafter called "Agent");

                              W I T N E S S E T H :

Premises                1. The Landlord,  for and in consideration of the rents,
                  covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property
                  (hereinafter called premises), to wit Office space on the second floor of 910 Church Street, Decatur, DeKalb County, Georgia, now known as Suite Suite 203 per sketch attached. and being known as _______________. No easement for light or air is included in the premises.

Term                    2.  To  have  and  to  hold  the  same  for  a  term  of
                  twenty-four (24) months beginning on the 1st day of May, 1997 and ending on the 30th day of April, 1999, at midnight, unless sooner terminated as hereinafter provided.

Rental                  3. Tenant agrees to pay Landlord, by payments to LaVista
                  Realty Co., Inc. Agent of Landlord, who negotiated this lease, at office of Agent in Atlanta, Georgia, promptly on the first day of each month in advance, during the term of this lease, a monthly rental of one thousand four hundred ninety-eight and 33/100 dollars payable in advance.

Agent's Commission      4. The  commission  to be paid in  connection  with this
                  transaction has been negotiated between Landlord and Agent and Landlord agrees to pay Agent, as compensation for services rendered in procuring this lease, 6% of rent, and Landlord, with consent of Tenant, hereby assigns to Agent aforesaid commission. If the term of this lease is extended, or if new lease is entered into between Landlord and Tenant covering leased premises or any part thereof, or covering any other premises as an expansion of, or substitute for, the premises herein leased, then in either of said events, Landlord, in consideration of Agent's having procured Tenant hereunder, agrees to pay Agent six (6)% under such extension, amendment, or new lease. Agent agrees that, in the event Landlord sells leased premises, and upon Landlord's furnishing Agent with an agreement signed by Purchaser assuming Landlord's obligations to Agent under this lease, Agent will release original Landlord from any further obligations to Agent hereunder. Tenant agrees that if this lease is validly assigned by him that he will secure from assignee an agreement in writing by assignee recognizing assignment held by Agent and agreeing to pay rental to Agent herein named during the term of this



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                  lease.  Agent  is a party  to  this  contract  solely  for the purpose of enforcing his rights under this paragraph and it is understood by all parties hereto that Agent is acting solely in the capacity as agent for Landlord, to whom Tenant must look as regards all covenants, agreements and warranties herein contained, and that Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this lease. Voluntary cancellation of this lease shall not nullify Agent's right to collect the commission due for the remaining term of this lease. In the event that the premises is condemned, or sold under threat of and in lieu of condemnation, Agent shall, on the date of receipt by Landlord of the condemnation award or sale proceeds, be paid Agent's commission, reduced to its present cash value at the then existing legal rate of Interest, which would otherwise be due to end the term contracted for under paragraph 2 above.

Purchase of             5. In the event that tenant acquires title to the leased
Property by       premises  at any  time  during  the  term of this  lease,  any
Tenant            renewals thereof, or within six months after the expiration of the term hereof or the extended term hereof, then Landlord shall pay Agent a commission on the sale of the property of the Landlord in lieu of any additional rental commissions.
                  Such sales commission, as negotiated between parties, is to be N/A.

Use of Premises         7.  Premises  shall be used  for  Medical  Alert  Center
                  purposes and no other. Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor any manner to vitiate the insurance or increase the rate of insurance on premises.

Abandonment             8.  Tenant  agrees  not  to  abandon  or  vacate  leased
of Leased         premises  during the period of this  lease,  and agrees to use
Premises          said premises for purpose  herein leased until the  expiration hereof.

Repairs by              9.  Landlord  agrees  to keep in good  repair  the roof,
Landlord foundations, and exterior walls of the premises (exclusive of all glass and exclusive of all exterior doors), and underground utility and sewer pipes outside the exterior walls of the Building; except, repairs rendered necessary by the negligence of Tenant, is agents, employees, or invitees. Landlord gives to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to landlord for any liability incurred by Landlord by reason of such defects.

Repairs by              10. Tenant accepts the leased  premises in their present
Tenant            condition  and as  suited  for the uses  intended  by  Tenant.
                  Tenant shall, throughout the initial term of this lease and all renewals thereof, at its expense, maintain in good order and repair the leased premises, including the building and other improvements located thereon, except those repairs expressly  required  to be made  by  Landlord,  including  the
                  mowing  of  grass,   paving,   care  of  shrubs  and   general
                  landscaping.


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                  Tenant  agrees to return  said  premises  to  Landlord  at the expiation, or prior to termination, of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire lightning, earthquake or other casualty alone excepted.

                        Elevators,  (if  any),  are  accepted  by  Tenant  as in
                  satisfactory operating condition on this date, and Tenant, at his own expense, shall maintain said elevators in good operating condition during the term of this lease, or any extension thereof.

Destruction of,         12. If premises are totally  destroyed  by storm,  fire,
or Damage to      lightning,  earthquake  or other  casualty,  this lease  shall
Premises          terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of the date. If premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as sue of premises has been destroyed, and Landlord shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

Indemnity               13.  Tenant  agrees to indemnify  and save  harmless the
                  Landlord against all claims for damages to persons or property by reason of the use or occupancy of the leased premises, and all expenses incurred by Landlord because thereof, including attorneys' fees and court costs.

Governmental            14.  Tenant  agrees,  at his own  expense,  to  promptly
Orders comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to the Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

Condemnation            15. If the whole of the leased premises, or such portion
                  thereof as will make premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be

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                  without  prejudice to the rights of either Landlord and Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any
                  award  made  to  the  other  by  an   condemnation   authority
                  notwithstanding   the  termination  of  the  lease  as  herein
                  provided. Landlord agrees to pay to Agent, from the award made
                  to  Landlord   under   condemnation,   the  balance  of  lease
                  commissions, reduced to then present cash value, as provided in paragraph 4 hereof, and agent may become a party to the condemnation proceeding of the purpose of enforcing its rights under this paragraph.

Assignment              16. Tenant may sublease  portions of the leased premises
and Subletting    to others provided such sublessee's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said premises shall be used. Except as provided in preceding sentence, Tenant shall not, without the prior written consent of Landlord endorsed hereon, assign this lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than Tenant. Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

Removal of              17.  Tenant may (if not in default  hereunder)  prior to
Fixtures the expiration of this lease, or any extension thereof, remove all fixtures and equipment which he has placed in premises, provided Tenant repairs all damage to premises caused by such removal.

Cancellation            18. It is  mutually  agreed that in the event the Tenant
of Lease by       shall  default in the  payment of rent,  including  additional
Landlord          rent,  herein  reserved,  when  due,  and  fails to cure  said default  within five(5) days after written notice thereof from
                  Landlord;  or if Tenant shall be in default in performing  any of the  terms  or  provisions  of this  lease  other  than the provision  requiring  the  payment of rent;  and fails to cure such default within thirty (30) days after the date of receipt of written  notice of default from  Landlord;  or if Tenant is adjudicated  bankrupt; or if a permanent receiver is appointed for Tenant's  property and such receiver is not removed within sixty days after  written  notice  form  Landlord to Tenant to
                  obtain  such   removal;   or  if,   whether   voluntarily   or
                  involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at his option may at once, or within six (6) months thereafter (but only during

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                  continuance  of such  default or  condition),  terminate  this lease by written notice to Tenant; whereupon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, or his attorney, or Agent herein named. Upon such termination by Landlord, Tenant will at once surrender possession of the premises to Landlord and remove all of Tenant's effect therefrom; and Landlord may forthwith re-enter the premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

Reletting by            19.  Landlord,  as Tenant's agent,  without  terminating
Landlord this lease, upon Tenant's breaching this contract, may at Landlord's option enter upon and rent premises at the best price obtainable by reasonable effort with advertising and by private negotiations and for any term the Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.

Exterior Signs          20.  Tenant shall place no signs upon the outside  walls
                  or roof of the leased premises except with the written consent of the Landlord. Any and all signs placed on the within leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

Entry for               21.  Landlord may card premises "For Rent" or "For Sale"
Carding, etc.     thirty  (30)  days  before  the  termination  of  this  lease.
                  Landlord may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

Effect of               22. No  termination  of this  lease  prior to the normal
Termination of    ending  thereof,  by lapse of time or otherwise,  shall affect
Lease             Landlord's  right  to  collect  rent for the  period  prior to termination thereof.

Mortgagee's             23.  Tenant's  rights  shall be subject to any bona fide
Rights mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord.

No Estate In            24.  This  contract  shall  create the  relationship  of
Land Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's Consent.


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Holding Over            25. If Tenant  remains in possession  of premises  after
                  expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at end of lease; and there shall be no renewal of this lease by operation law.

Attorney's Fees         26. If any rent owing under this lease is  collected  by
and Homestead     or  through  an  attorney  at law,  Tenant  agrees  to apy ten percent (10%) thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this lease. Tenant hereby assigns to Landlord his homestead and exemption.

Rights                  27.  All  rights,   powers  and   privileges   conferred
Cumulative        hereunder  upon  parties  hereto shall be  cumulative  but not restrictive to those given by law.

Service of              28.  Tenant  hereby  appoints  as his  agent to  receive
Notice service of dispossessory or distraint proceedings and notices hereunder, and all notices required under this lease, the person in charge of leased premises at the time, or occupying said premises; and if no person is in charge of, or occupying said premises, then such service or notice may be made by attaching the same on the main entrance to said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.

Waiver of               29. No failure of Landlord  to exercise  any power given
Rights Landlord hereunder, or to insist upon strict compliance by Tenant with his obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

Time of                 30. Time is of the essence of this agreement.
Essence

Definitions             31. "Landlord" as used in this lease shall include first
                  party, his heirs, representatives, assigns and successors in title to premises. "Tenant" shall include second party, his heirs and representatives, and if this lease shall be validly assigned or sublet, shall include also Tenant assignees or sublessees, as to premises covered by such assignment or sublease. "Agent" shall include third party, his successors, assigns, heirs, and representatives. "Landlord", "Tenant", and "Agent", include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

Special                 In so far as the  following  stipulations  conflict with
Stipulations      any of the foregoing provisions, the following shall control:

                        32. Landlord shall furnish, at no expense to Tenant, lights, electricity, gas, hall and stair alarm and janitorial service as presently furnished in the building. Landlord shall maintain heating and air conditioning units.

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            This lease  contains the entire  agreement of the parties hereto and no representationss, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

            IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

Signed, sealed and delivered as
to Landlord, in the presence of:

                                          /S/ STEVEN E. MARCUS            (Seal)
----------------------------              ------------------------------------
                                          (Landlord) Steven E. Marcus

                                                                          (Seal)
----------------------------              ------------------------------------
       Notary Public                      (Landlord)


Signed, sealed and delivered as
to Tenant, in the presence of:            American Medical Alert Corp.

                                          By:/S/COREY M. ARONIN           (Seal)
----------------------------              ------------------------------------
                                          (Tenant)  Chief Financial Officer


                                                                          (Seal)
----------------------------              ------------------------------------
      Notary Public                       (Tenant)


Signed, sealed and delivered as
to Tenant, in the presence of:            ------------------------------------
                                          La Vista Realty Co., Inc.

                                          By:                             (Seal)
----------------------------              ------------------------------------
                                               Agent


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                                TRANSFER OF LEASE

            For, and in consideration of the sum of One Dollar ($1.00),  each to the other paid, receipt of which is hereby acknowledged, and other valuable considerations, ______________________ hereby transfers and assigns to ___________________________ all _______________________ rights and benefits
under   a    written    lease    from________________________________________to,
___________________________________,  dated  _______________,  19____,  covering premises knows as _____________________, Atlanta, Georgia, and ___________________________________ hereby accepts said transfer and assignment and agrees to comply with all of Landlord's covenants and agreements under said lease with both Tenant and Agent therein named.

            In WITNESS WHEREOF, the undersigned have hereunto set their hands and seals, in triplicate, this day of _________________, 19____

Signed, sealed and delivered as
to Seller, in the presence of:


----------------------------------

                                                                          (Seal)
----------------------------------       ---------------------------------
           Notary Public                 (Seller)

                                                                          (Seal)
                                         ---------------------------------
                                         (Seller)


Signed, sealed and delivered as to
Purchaser, in the presence of:


----------------------------------

                                                                          (Seal)
----------------------------------       ---------------------------------
           Notary Public                 (Seller)

                                                                          (Seal)
                                         ---------------------------------
                                         (Seller)


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                                RELEASE BY AGENT

GEORGIA,                           COUNTY

            In consideration of ________________________ having assumed _____________________ obligation to Agent under lease from
________________________ to _____________________  dated  _____________________,
19____, covering premises located at ____________________ Atlanta, Georgia, Agent hereby releases ________________________ from _________________
obligations to Agent under said lease.

            IN WITNESS WHEREOF, said Agent has hereunto set his hand and affixed his seal, in triplicate, this day of _____________________, 19______.

Signed, sealed and delivered in the presence of:


                                                                          (Seal)
----------------------------------       ---------------------------------
                                         Agent)


----------------------------------
Notary Public



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